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                                                                   Exhibit 10.53

                                STAMPS.COM INC.
                                ---------------

                              SECURITY AGREEMENT
                              ------------------

          AGREEMENT made as of this 30th day of November, 2000, by and between Stamps.com Inc., a Delaware corporation (the "Corporation"), and John Payne ("Pledgor").

                                   RECITALS
                                   --------

          A. Pledgor has issued that certain note secured by security agreement (the "Note") dated even date herewith payable to the order of the Corporation in the principal amount of $6,641,252.86.

          B. Such Note is secured by all shares of the Corporation's Common Stock and all shares of capital stock of EncrypTix, Inc. held by Pledgor (the "Pledged Shares"), any Deposit Accounts of Pledgor and other collateral upon the terms set forth in this Agreement. For purposes of this Agreement, "Deposit Account" shall mean any demand, time, savings, passbook or like account now or hereafter maintained by or for the benefit of Pledgor with a bank, savings and loan association, credit union or like organization and all funds and amounts therein, whether or not restricted or designated for a particular purpose.

          NOW, THEREFORE, it is hereby agreed as follows:

          1.   Grant of Security Interest. Pledgor hereby grants the Corporation
               --------------------------
a security interest in, and assigns, transfers to and pledges and agrees to deposit with the Corporation, the following securities and other property (collectively, the "Collateral"):

               (i)   the Pledged Shares;

               (ii) any and all new, additional or different securities or other property subsequently distributed with respect to the Pledged Shares which are to be delivered to and deposited with the Corporation pursuant to the requirements of Paragraph 3 of this Agreement;

               (iii) any and all other property and money which is delivered to or comes into the possession of the Corporation pursuant to the terms of this Agreement;

               (iv) the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i),
     (ii) or (iii) above; and

               (v)   any Deposit Account.
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          2.   Warranties. Pledgor hereby warrants that Pledgor is the owner of
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the Collateral and has the right to pledge the Collateral and that the
Collateral is free from all liens, adverse claims and other security interests (other than those created hereby). Until such time as the Note is paid in full, Pledgor further warrants and agrees that Pledgor will not assign, transfer or sell any of the Collateral, or enter into any agreement to assign, transfer or sell any of the Collateral, without the prior written consent of the Company. In addition, Pledgor hereby warrants that any financial statements of Pledgor delivered to Corporation in connection with the Note and this Agreement accurately represent Pledgor's financial position as of the date of such statements.

          3.   Duty to Deliver; Perfection Procedures. The Pledged Shares and
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any new, additional or different securities or other property (other than regular cash dividends) which may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Common Stock as a class without the Corporation's receipt of consideration or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Corporation shall be promptly become part of the Collateral hereunder. Any such securities shall be in suitable form for transfer by delivery or accompanied by duly executed instruments of assignment or transfer in blank.

          Pledgor shall execute and deliver to the Corporation concurrently with the execution of this Agreement, and at any time and from time to time thereafter, all financing statements, continuation statements, termination statements, security agreements, assignments, documents of title, affidavits, reports, notices, schedules of account, letters of authority and all other documents and instruments, in form satisfactory to the Corporation, and take all other action, as the Corporation may request, to perfect and continue perfected, maintain the priority of or provide notice of the Corporation's security interest in the Collateral and to accomplish the purposes of this Agreement.

          For purposes of facilitating the enforcement of the Note and this Agreement, Pledgor agrees to deliver with an executed copy of this Agreement an Assignment Separate from Securities in the form attached to this Agreement as Attachment A. The Assignment Separate from Securities shall be executed by
------------
Pledgor, in blank, to the Secretary of the Company, or the Secretary's designee, to hold such Assignment Separate from Securities in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Pledgor hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Pledgor agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Pledgor agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

                                       2.
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          4.   Payment of Taxes and Other Charges. Pledgor shall pay, prior to
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the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of Pledgor's failure to do so, the Corporation may at its election pay any or all of such taxes and other charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the interest rate set forth in the Note.

          5.   Shareholder Rights. So long as there exists no event of default
               ------------------
under Paragraph 10 of this Agreement, Pledgor may exercise all shareholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral and all proxy statements and other shareholder materials pertaining to the Collateral.

          6.   Rights and Powers of Corporation. The Corporation may, without
               --------------------------------
obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

                    (i) subject to the applicable limitations of Paragraph 9, accept in its discretion other property of Pledgor in exchange for all or part of the Collateral and release Collateral to Pledgor to the extent necessary to effect such exchange, and in such event the other property received in the exchange shall become part of the Collateral hereunder;

                    (ii)  perform such acts as are necessary to
     preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement; and

                    (iii) transfer record ownership of the Collateral to the Corporation or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an
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     outstanding event of default under Paragraph 10 of this
     Agreement. Any cash sums which the Corporation may so receive shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Corporation deems appropriate. Any remaining cash shall be paid over to Pledgor.

          Any action by the Corporation pursuant to the provisions of this Paragraph 6 may be taken without notice to Pledgor. Expenses reasonably incurred in connection with such action shall be payable by Pledgor and form part of the indebtedness secured hereunder as provided in Paragraph 12.

          7.   Care of Collateral. The Corporation shall exercise reasonable
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care in the custody and preservation of the Collateral in its possession.
Notwithstanding the foregoing, the Corporation shall have no obligation to (i) initiate any action with respect to, or otherwise inform Pledgor of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral, (ii) preserve the rights of

                                       3.
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Pledgor against adverse claims or protect the Collateral against the possibility of a decline in market value or (iii) take any action with respect to the Collateral requested by Pledgor unless the request is made in writing and the Corporation determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

          Subject to the limitations of Paragraph 9, the Corporation may at any time release and deliver all or part of the Collateral to Pledgor, and the receipt thereof by Pledgor shall constitute a complete and full acquittance for the Collateral so released and delivered. The Corporation shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement.

          8.   Transfer of Collateral. In connection with the transfer or
               ----------------------
assignment of the Note (whether by negotiation, discount or otherwise), the Corporation may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Corporation hereunder with respect to the Collateral so transferred. Upon such transfer, the Corporation shall be fully discharged from all liability and responsibility for the transferred Collateral.

          9.   Release of Collateral. Provided all indebtedness secured
               ---------------------
hereunder (other than payments not yet due and payable under the Note) shall at the time have been paid in full and there does not otherwise exist any event of default under Paragraph 10, the Pledged Shares, together with any additional Collateral which may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to Pledgor in accordance with the following provisions:

                    (i) Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to date on the principal amount so paid or prepaid, one or more of the Pledged Shares held as Collateral hereunder shall (subject to the applicable limitations of Paragraphs 9(iii) and 9(v) below) be released at the time of such payment or prepayment. The number of the shares to be so released shall be equal to the number obtained by multiplying (i) the total number of Pledged Shares held under this Agreement at the time of the payment or prepayment, by (ii) a fraction, the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment. In no event, however, shall any fractional shares be released.

                    (ii) Any additional Collateral which may hereafter be pledged and deposited with the Corporation (pursuant to the requirements of Paragraph 3) with respect to the Pledged Shares shall be released at the same time the particular shares of Common Stock to which the additional Collateral relates are to be released in accordance with the applicable provisions of Paragraph 9(i).

                                       4.
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                    (iii) Under no circumstances, however, shall any
     Pledged Shares or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder. In addition, in no event shall any Pledged Shares or other Collateral be released pursuant to the provisions of Paragraph 9(i) or 9(ii) if, and to the extent, the fair market value of the Common Stock and all other Collateral which would otherwise remain in pledge hereunder after such release were effected would be less than the unpaid principal and accrued interest under the Note.

                    (iv)  For all valuation purposes under this
     Agreement, the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                          (A)  If the Common Stock is at the time
     traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                          (B)  If the Common Stock is at the time
     listed on the American Stock Exchange or the New York Stock Exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the securities exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                          (C)  If the Common Stock is at the time
     neither listed on any securities exchange nor traded on the Nasdaq National Market, the fair market value shall be determined by the Corporation's Board of Directors after taking into account such factors as the Board shall deem appropriate.

          10.  Events of Default. The occurrence of one or more of the following
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events shall constitute an event of default under this Agreement:

                    (i)   the failure of Pledgor to pay, when due
     under the Note, any installment of principal or accrued interest;
     or

                    (ii) the occurrence of any other acceleration event specified in the Note; or

                                       5.
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                    (iii) the failure of Pledgor to perform any
     obligation imposed upon Pledgor by reason of this Agreement; or

                    (iv)  the breach of any warranty of Pledgor
     contained in this Agreement.

          Upon the occurrence of any such event of default, the Corporation may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

          Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of expenses incurred by the Corporation in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder.
Any surplus proceeds shall be paid over to Pledgor. However, in the event such proceeds prove insufficient to satisfy all obligations of Pledgor under the Note, then Pledgor shall remain personally liable for the resulting deficiency.

          11.  Other Remedies. The rights, powers and remedies granted to the
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Corporation pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Corporation under any statute or rule of law. Any forbearance, failure or delay by the Corporation in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Corporation under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Corporation.

          12.  Costs and Expenses. All costs and expenses (including reasonable
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attorneys fees) incurred by the Corporation in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of Pledgor payable immediately upon demand and bearing interest until paid at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws.

          13.  Applicable Law. This Agreement shall be governed by and construed
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in accordance with the laws of the State of California without resort to that
State's conflict-of-laws rules.

          14.  Successors. This Agreement shall be binding upon the Corporation
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and its successors and assigns and upon Pledgor and the executors, heirs and legatees of Pledgor's estate.

                                       6.
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          15.  Severability; Supersedence. If any provision of this Agreement is
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held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby. This Agreement supersedes and replaces that certain Security Agreement between Pledgor and the Corporation dated October 29, 1998 and that certain
Stock Pledge Agreement between Pledgor and the Corporation dated April 12, 2000.

                                       7.
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          IN WITNESS WHEREOF, this Agreement has been executed by Pledgor and the Corporation as of the date first set forth above.



                                   ___________________________________________
                                   John Payne

                                   Address:  660 Thalia Street
                                             Laguna Beach, California 92651

AGREED TO AND ACCEPTED BY:

STAMPS.COM INC.

By: _____________________________

Name:  Kenneth T. McBride

Title:  Chief Financial Officer

                                       8.
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                                 ATTACHMENT A

                      ASSIGNMENT SEPARATE FROM SECURITIES
                      -----------------------------------

     FOR VALUE RECEIVED, and pursuant to that certain Security Agreement dated ___________, 2000 (the "Agreement"), the undersigned hereby sells, assigns and transfers securities standing in our name on the books of ___________________________________ and do hereby irrevocably constitute and appoint the Secretary of Stamps.com Inc. to transfer said securities to Stamps.com Inc. with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.


Dated:  _________, 2000                 Signature



                                        ______________________________________

                                        John M. Payne

                                       9.